
----------------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT   1.  THIS CONTRACT IS A RATED ORDER UNDER DP AS (15 CFR 36X)   RATING     PAGE    OF PAGES
                                                                                XXXXXXX     1        20
----------------------------------------------------------------------------------------------------------------------------------
2.  CONTRACT XXXXXXXXXXXX     3.  EFFECTIVE DATE       4.  XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
    M00014-97-C-0386              SEE BLOCK 20C            97PRO7477-XX/XX JUL 1997/ XXX 312 JZ
----------------------------------------------------------------------------------------------------------------------------------
5.  ISSUED BY                     CODE  N00014         6.  ADMINISTERED BY XXXXX       CODE    30507A
                                        ----------                                             -----------------------------------
    OFFICE OF NAVAL RESEARCH                               DCMC SAN FRANCISCO
    ONR 251: WADE WARGO (703)698-2574                      1265 BORREGAS AVENUE
    BALLSTON TOWER ONE                                     SUNNYVALE, CA  94089-1388
    800 NORTH QUINCY STREET
    ARLINGTON, VA  22217-5550
----------------------------------------------------------------------------------------------------------------------------------
7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)  8.  DELIVERY
                                                                                    See SECTION F of Schedule
    ORYX TECHNOLOGY CORPORATION                                                     / / FOR XXX  / / OTHER (See below)
    47341 BAYSIDE PARKWAY
    FREMONT, CA  94538                                                              ----------------------------------------------
                                                                                    9.  DISCOUNT FOR PROMPT
                                                                                        PAYMENT
                                                                                                  N.A.
                                                                                    ----------------------------------------------
                                                                                    10. SUBMIT INVOICES (4        ITEM
----------------------------------------------------------------------------------- copies unless otherwise       SEE SECTION 8.1.
CODE  XXXXX                         FACILITY CODE                                   specified) TO THE ADDRESS
                                                                                    SHOWN / /
----------------------------------------------------------------------------------------------------------------------------------
11. SHIP XXXXX FOR                  CODE N00014                12. PAYMENT WILL BE MADE BY                 CODE  SC1004
                                    --------------                                                               -----------------
    PROGRAM OFFICER                                                DFAS COLUMBUS CENTER
    SEE SECTION F-DELIVERIES OR PERFORMANCE                        DFAS CO VAN NUYS DIVISION
                                                                   PO BOX 182157
                                                                   COLUMBUS, OH  43218-2157
----------------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  14. ACCOUNTING AND APPROPRIATION DATA
    / / 10 U.S.C. XXXX (N/A    )  / / 41 U.S.C.(25XXXXX               SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET(S)
----------------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.        15B. SUPPLIES/SERVICES      15C. QUANTITY     15D. UNIT     15E. UNIT PRICE     15F. AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                    SEE SECTION B OF SCHEDULE
----------------------------------------------------------------------------------------------------------------------------------
                                                            15G. TOTAL AMOUNT OF CONTRACT        $740,824.00
----------------------------------------------------------------------------------------------------------------------------------
                                                  16.  TABLE OF CONTENTS
----------------------------------------------------------------------------------------------------------------------------------
/x/  SEC.       DESCRIPTION                                 PAGE(S)      /x/  SEC.        DESCRIPTION                   PAGE(S)
----------------------------------------------------------------------------------------------------------------------------------
                 PART I - THE SCHEDULE                                               PART II - CONTRACT CLAUSES
----------------------------------------------------------------------------------------------------------------------------------
/x/   A     SOLICITATION/CONTRACT FORM                        1          /x/   I     CONTRACT CLAUSES                    9-20
----------------------------------------------------------------------------------------------------------------------------------
/x/   B     SUPPLIES OR SERVICES AND PRICES/COSTS             2          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
----------------------------------------------------------------------------------------------------------------------------------
/x/   C     DESCRIPTION/SPECS/WORK STATEMENT                  2          /x/   J     LIST OF ATTACHMENTS                  20
----------------------------------------------------------------------------------------------------------------------------------
/x/   D     PACKAGING AND MARKING                             2              PART IV - REPRESENTATIONS AND INSTRUCTIONS
----------------------------------------------------------------------------------------------------------------------------------
/x/   E     INSPECTION AND ACCEPTANCE                         2          /x/   K     REPRESENTATIONS, CERTIFICATIONS AND  20
---------------------------------------------------------------------                OTHER STATEMENTS OF OFFERORS
/x/   F     DELIVERIES OR PERFORMANCE                         3
----------------------------------------------------------------------------------------------------------------------------------
/x/   G     CONTRACT ADMINISTRATION DATA                     3-6               L     XXSTRS., CONDS. AND NOTICES TO OFFERORS
----------------------------------------------------------------------------------------------------------------------------------
/x/   H     SPECIAL CONTRACT REQUIREMENTS                    6-8               M     EVALUATION FACTORS FOR AWARD
----------------------------------------------------------------------------------------------------------------------------------
                                        CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
----------------------------------------------------------------------------------------------------------------------------------
17. /xxx/  CONTRACTOR'S NEGOTIATED AGREEMENT (CONTRACTOR IS      18.  /   /  AWARD (CONTRACTOR IS NOT REQUIRED TO SIGN THIS
           REQUIRED TO SIGN THIS DOCUMENT                                    DOCUMENT)  YOUR OFFER OR SOLICITATION
AND RETAIN 2 COPIES TO ISSUING OFFICER)  CONTRACTOR AGREES TO    NUMBER_________, INCLUDING THE ADDITIONS OR CHANGES MADE BY YOU
FURNISH AND DELIVER ALL ITEMS OR PERFORM ALL THE SERVICES SET    WHICH ADDITIONS OR CHANGES ARE SET FORTH IN FULL ABOVE, IS
FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY MATHEMATICS       HEREBY ACCEPTED AS TO THE ITEMS LISTED ABOVE AND ON ANY
SHEETS FOR THE CONSIDERATION STATED HEREIN.  THE RIGHTS AND      MATHEMATICS SHEETS.  THIS AWARD XXXXXXX THE CONTRACT WHICH
OBLIGATIONS OF THE PARTIES TO THIS CONTRACT SHALL BE SUBJECT     CONSISTS OF THE FOLLOWING DOCUMENTS: (a) THE GOVERNMENT'S
TO AND GOVERNED BY THE FOLLOWING DOCUMENTS: (a) THIS             SOLICITATION AND YOUR OFFER, AND (b) THIS AWARD/CONTRACT ACT.
AWARD/CONTRACT, (b) THE SOLICITATION, IF ANY, AND (c) SUCH       NO FURTHER CONTRACTUAL DOCUMENT IS NECESSARY.
PROVISIONS, REPRESENTATIONS, CERTIFICATIONS, AND
SPECIFICATIONS, AS ARE ATTACHED OR INCORPORATED BY REFERENCE
HEREIN. (ATTACHMENTS ARE LISTED HEREIN.)
----------------------------------------------------------------------------------------------------------------------------------
19A.  NAME AND TITLE OF SIGNER (TYPE OR PRINT)                   20A.  NAME OF CONTRACTING OFFICER

          James Intrater, Director of Technology
----------------------------------------------------------------------------------------------------------------------------------
19B.  XXXXXX                                  19C.  DATE SIGNED  20B.  UNITED STATES OF AMERICA               20C.  DATE SIGNED

     BY /s/ James Intrater                            9/10/97           BY
       ----------------------------------------                            ----------------------------------
       (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                            (SIGNATURE OF CONTRACTING OFFICER)
----------------------------------------------------------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
ITEM                                                    ESTIMATED                      TOTAL ESTIMATED
 NO.            SUPPLIES/SERVICES                         COST         FIXED FEE      COST & FIXED FEE
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
0001   The Contractor shall furnish the necessary      $729,745.00     $11,079.00        $740,824.00
       personnel and facilities to conduct
       research as described in Section C.
--------------------------------------------------------------------------------------------------------
0002   Reports and Data in accordance with                                               NSP
       Exhibit A (DD Form 1423)
--------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED CONTRACT                               $729,745.00     $11,079.00        $740,824.00
CONSIDERATION:
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The Contractor shall conduct research in accordance with the proposal described below which was submitted by the Contractor in response to Department of Defense Program Solicitation Number 96.1, Small Business Innovation Research (SBIR) Program:

     Topic Number:  BMD096-014

     Title Proposed by Firm:  Novel Surge Suppression Devices

     Date:  30 DEC 1996

2. Section E, entitled "Phase II Work Plan", on pages 24 through 37 of the above-described proposal are hereby incorporated into this contract by reference.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packaging standards to assure safe delivery at destination.

SECTION E -  INSPECTION AND ACCEPTANCE

Inspection and acceptance of the deliverables under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.


CONTRACT NUMBER: N00014-97-C-0386                                 Page 2 of 20

SECTION F - DELIVERIES OR PERFORMANCE

1. The research work under this contract shall be conducted during the period from the effective date through 21 JUL 1999. A final report will be prepared, submitted, reproduced, and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

     a. Item No. 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

     a. Item No. 0002 shall be shipped F.O.B. Office of Naval Research, Arlington, Virginia 22217-5660, consigned to:

                 Program Officer
                 Office of Naval Research
                 Ballston Tower One
                 800 North Quincy Street
                 Arlington, VA 22217-5660

     Attn: John Zolper, ONR 312
     Ref:  Contract N00014-97-C-0386


SECTION G - CONTRACT ADMINISTRATION DATA

1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

     (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

     (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

           Defense Contract Audit Agency
           Western Region
           Eastern Bay Branch Office
           39510 Paseo Padre Parkway, Suite 210
           Fremont, CA 94538-2300

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following


CONTRACT NUMBER: N00014-97-C-0386                                 Page 3 of 20
verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

     (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

     (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

           (1)   Contract line item number (CLIN)
           (2)   Subline item number (SLIN)
           (3)   Accounting Classification Reference Number (ACRN)
           (4)   Payment terms
           (5)   Procuring activity
           (6)   Date supplies provided or services performed
           (7)   Costs incurred and allowable under the contract
           (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

     (e) A DD Form 250, "Material Inspection and Receiving Report" is required only with the final invoice.

     (f) A Certificate of Performance shall be provided with each invoice submittal.

     (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

     (h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

2.   SUBMISSION OF INVOICES DIRECT TO PAYMENT OFFICE

     a. Pursuant to DFARS 242.803(b)i)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

     b. Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1.


CONTRACT NUMBER: N00014-97-C-0386                                 Page 4 of 20
above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.  METHOD OF PAYMENT

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

    a. Costs, as provided for under the contract clause entitled "Allowable Cost and Payment", not to exceed the amount set forth as "Estimated Cost" in Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds", whichever is applicable.

    b. A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the contract clause entitled "Fixed Fee", which shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer, however, the Contractor may bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

4.  PROCURING OFFICE REPRESENTATIVES

a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Block 20A of the Standard Form 26.

    Contract Negotiator - Wade Wargo, ONR 251, (703)696-2574, DSN 426-2574

    Program Officer (Inspection and Acceptance) - John Zolper, ONR 312,
(703)696-1437, DSN 426-1437

    Security Matters - Ms. Jennifer Ramsey, ONR 93, (703)696-4618, DSN
426-4618

    Patent Matters - Mr. Frank Nieman, ONR 00CC, (703)696-4007, DSN 426-4007

b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Patent Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Patent Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Patent Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5.  TYPE OF CONTRACT

This is a cost-plus-fixed-fee COMPLETION contract.

6.  INDIVIDUAL COMPENSATION CAPS

    As required by Congressional enactment, individual compensation at a rate in excess of $200,000 a year for contracts funded with Fiscal Year 1996 appropriations and individual


CONTRACT NUMBER:  N00014-97-C-0386                          Page 5 of 20
compensation at a rate in excess of $250,000 a year for contracts funded with Fiscal Year 1997 appropriations are unallowable costs under this contract and may not be reimbursed from Government funds obligated hereto.

    For purposes of applying the FY 96 compensation limitation, compensation is as defined in FAR 31.205-6(a). For purposes of applying the FY 97 compensation limitation, compensation is as defined in DFARS
231.205-6(a)(2)(ii).


SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.  ONR 5252.235-9714 REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

2.  ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

    (a) All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E380-89A).

    (b) This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.  Special SBIR Requirements (Phase II)

    A minimum of one-half of the SBIR Project shall be carried out by the proposing firm. The primary employment of the principal investigator shall be with the Contractor at the time of award and during the conduct of the proposed effort. Primary employment means that more than one-half of the principal investigator's time is spent with the Contractor. Deviations from the above requirements shall be approved in writing by the Contracting Officer.

   The research or research and development work under this contract shall be performed by the Contractor in the United States. "United States" means the several states, the Territories and possessions of the United States, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Trust Territory of the Pacific Islands, and the District of Columbia.


CONTRACT NUMBER: N00014-97-C-0386                         Page 6 of 20

4.  INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

5.  ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

    (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COTR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

         (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

         (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of the work description.

    (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

         (1)  Assign additional work under the contract;
         (2)  Direct a change as defined in the contract clause entitled
"Changes";
         (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance;
         (4) Change any of the terms, conditions or specifications of the contract.

    (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

    (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

6.  ONR 5252.237-9705 KEY PERSONNEL (DEC 88)

    (a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.


CONTRACT NUMBER:  N00014-97-C-0386                     Page 7 of 20

    (b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least 30 days in advance (60 days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

    (c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

    (d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:

James Intrater, Technical Director
Gerald Behling, Principal Investigator
Sam Guerriero, Assistant Principal Investigator


CONTRACT NUMBER: N00014-97-C-0386                            Page 8 of 20

SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed-Fee - Research and Development (SBIR) (MAR 1997) (1)

      * Applies when contract action exceeds $10,000.
     ** Applies when contract action exceeds $100,000.
      + Applies when contract action exceeds $500,000.
        x(DD 250).

(a)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES: -

----------------------------------------------------------------------------------------------
   **FAR 52.202-01            Definitions (OCT 1995)
----------------------------------------------------------------------------------------------
   **FAR 52.203-03            Gratuities (APR 1984)
----------------------------------------------------------------------------------------------
     FAR 52.203-05            Covenant Against Contingent Fees (APR 1984)
----------------------------------------------------------------------------------------------
     FAR 52.203-07            Anti-Kickback Procedures (JUL 1995)
----------------------------------------------------------------------------------------------
   **FAR 52.203-12            Limitation on Payments to Influence Certain Federal
                              Transactions (JAN 1990)
----------------------------------------------------------------------------------------------
   **FAR 52.204-4             Printing/Copying Double-Sided on Recycled Paper (JUN
                              1996)
----------------------------------------------------------------------------------------------
     FAR 52.204-05            Women-Owned Business (OCT 1995)
----------------------------------------------------------------------------------------------
     FAR 52.211-15            Defense Priority and Allocation Requirements (SEP 1990)
----------------------------------------------------------------------------------------------
     FAR 52.215-02            Audit and Records - Negotiation (AUG 1996)
----------------------------------------------------------------------------------------------
    +FAR 52.215-22            Price Reduction for Defective Cost or Pricing Data (OCT
                              1995)
----------------------------------------------------------------------------------------------
    +FAR 52.215-24            Subcontractor Cost or Pricing Data (OCT 1995)
----------------------------------------------------------------------------------------------
     FAR 52.215-26            Integrity of Unit Prices (JAN 1997)
----------------------------------------------------------------------------------------------
     FAR 52.215-26            Alternate I (JAN 1997) (Applicable if action contracted under
                              Other Than Full and Open Competition)
----------------------------------------------------------------------------------------------
     FAR 52.215-27            Termination of Defined Benefit Pension Plans (MAR 1996)
----------------------------------------------------------------------------------------------
     FAR 52.215-33            Order of Precedence (JAN 1986)
----------------------------------------------------------------------------------------------
     FAR 52.215-39            Reversion or Adjustment of Plans for Postretirement
                              Benefits Other than Pensions (PRB) (MAR 1996)
----------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 9 of 20

---------------------------------------------------------------------------------------------
     FAR 52.216-07           Allowable Cost and Payment (MAR 1997)
---------------------------------------------------------------------------------------------
     FAR 52.216-08           Fixed Fee (MAR 1997)
---------------------------------------------------------------------------------------------
     FAR 52.217-07           Option for Increased Quantity-Separately Priced Line Item
                             (MAR 1989)
---------------------------------------------------------------------------------------------
     FAR 52.219-06           Notice of Total Small Business Set-Aside (JUL 1996)
---------------------------------------------------------------------------------------------
   **FAR 52.219-08           Utilization of Small, Small Disadvantaged, and Women-
                             Owned Small Business Concerns (OCT 1995)
---------------------------------------------------------------------------------------------
     FAR 52.222-01           Notice to the Government of Labor Disputes (FEB 1997)
---------------------------------------------------------------------------------------------
   **FAR 52.222-02           Payment for Overtime Premiums (JUL 1990) (Note: The
                             word "zero" is inserted in the blank space indicated by an asterisk)
---------------------------------------------------------------------------------------------
     FAR 52.222-03           Convict Labor (AUG 1996) (Reserved when FAR 52.222-20
                             Walsh-Healy Public Contracts Act is applicable)
---------------------------------------------------------------------------------------------
     FAR 52.222-04           Contract Work Hours and Safety Standards Act - Overtime
                             Compensation (JUL 1995)
---------------------------------------------------------------------------------------------
     FAR 52.222-26           Equal Opportunity (APR 1984)
---------------------------------------------------------------------------------------------
    *FAR 52.222-35           Affirmative Action for Special Disabled and Vietnam Era
                             Veterans (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.222-36           Affirmative Action for Handicapped Workers (APR 1984)
---------------------------------------------------------------------------------------------
    *FAR 52.222-37           Employment Reports on Special Disabled Veterans and
                             Veterans of the Vietnam Era (JAN 1988)
---------------------------------------------------------------------------------------------
   **FAR 52.223-02           Clean Air and Water (APR 1984)
---------------------------------------------------------------------------------------------
   **FAR 52.223-14           Toxic Chemical Release Reporting (OCT 1996)
---------------------------------------------------------------------------------------------
     FAR 52.225-11           Restrictions on Certain Foreign Purchases (OCT 1996)
---------------------------------------------------------------------------------------------
     FAR 52.227-01           Authorization and Consent (JUL 1995) and Alternate 1
                             (APR 1984)
---------------------------------------------------------------------------------------------
   **FAR 52.227-02           Notice and Assistance Regarding Patent and Copyright
                             Infringement (AUG 1996)
---------------------------------------------------------------------------------------------
     FAR 52.227-20           Rights in Data - SBIR Program (MAR 1994)
---------------------------------------------------------------------------------------------
     FAR 52.228-07           Insurance - Liability to Third Persons (MAR 1996) (Further
                             to paragraph (a)(3), unless otherwise stated in this
                             contract, type and limits of insurance required are as stated
                             in FAR 28.307-2)
---------------------------------------------------------------------------------------------
     FAR 52.232-09           Limitation on Withholding of Payments (APR 1984)
---------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 10 of 20

---------------------------------------------------------------------------------------------
   **FAR 52.232-17           Interest (JUN 1996)
---------------------------------------------------------------------------------------------
     FAR 52.232-23           Assignment of Claims (JAN 1986) and Alternate I (APR
                             1984)
---------------------------------------------------------------------------------------------
     FAR 52.232-25           Prompt Payment (JUN 1997)
---------------------------------------------------------------------------------------------
     FAR 52.232-33           Mandatory Information for Electronic Funds Transfer
                             Payment (AUG 1996)
---------------------------------------------------------------------------------------------
     FAR 52.233-01           Disputes (OCT 1995)
---------------------------------------------------------------------------------------------
     FAR 52.233-03           Protest After Award (AUG 1996) and Alternate I (AUG
                             1996)
---------------------------------------------------------------------------------------------
     FAR 52.242-01           Notice of Intent to Disallow Costs (APR 1984)
---------------------------------------------------------------------------------------------
    +FAR 52.242-03           Penalties for Unallowable Costs (OCT 1995)
---------------------------------------------------------------------------------------------
     FAR 52.242-04           Certification of Indirect Costs (JAN 1997)
---------------------------------------------------------------------------------------------
   **FAR 52.242-13           Bankruptcy (JUL 1995)
---------------------------------------------------------------------------------------------
     FAR 52.242-15           Stop Work Order (AUG 1989) and Alternate I (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.243-02           Changes Cost-Reimbursement (AUG 1987) and Alternate V
                             (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.244-02           Subcontracts (Cost Reimbursement and Letter Contracts
                             (FEB 1997) and Alternate 1 (AUG 1996)
---------------------------------------------------------------------------------------------
   **FAR 52.244-05           Competition in Subcontracting (DEC 1996)
---------------------------------------------------------------------------------------------
     FAR 52.244-06           Subcontracts for Commercial Items and Commercial
                             Components (OCT 1995)
---------------------------------------------------------------------------------------------
     FAR 52.245-05           Government Property (Cost Reimbursement, Time and
                             Material or Labor-Hour Contracts) (JAN 1986) (As modified
                             by DoD Class Deviation 95-00001 dated 14 July 1995)
---------------------------------------------------------------------------------------------
     FAR 52.245-09           Use and Charges (APR 1984) (Deviation) (DoD Class
                             Deviation 96-00007, dated 6 September 1996)
---------------------------------------------------------------------------------------------
     FAR 52.246-09           Inspection of Research and Development (Short Form)
                             (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.247-63           Preference for U.S. Flag Air Carriers (JAN 1997)
---------------------------------------------------------------------------------------------
     FAR 52.249-06           Termination (Cost-Reimbursement) (SEP 1996)
---------------------------------------------------------------------------------------------
     FAR 52.249-14           Excusable Delays (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.251-01           Government Supply Sources (APR 1984)
---------------------------------------------------------------------------------------------
     FAR 52.253-01           Computer Generated Forms (JAN 1991)
---------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 11 of 20

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENT (DFARS) (48 CFR CHAPTER 2)
CLAUSES: -

---------------------------------------------------------------------------------------------
     DFARS 252.203-7001      Special Prohibition on Employment (NOV 1995)
---------------------------------------------------------------------------------------------
     DFARS 252.204-7003      Control of Government Personnel Work Product (APR
                             1992)
---------------------------------------------------------------------------------------------
   **DFARS 252.209-7000      Acquisition from Subcontractors subject to On-Site
                             Inspection under the Intermediate Range Nuclear Forces
                             (INF) Treaty (NOV 1995)
---------------------------------------------------------------------------------------------
    +DFARS 252.215-7000      Pricing Adjustments (DEC 1991)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7013      Rights in Technical Data - Noncommercial Items (JUN
                             1995) and Alternate I (NOV 1995)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7014      Rights in Noncommercial Computer Software and
                             Noncommercial Computer Software Documentation (JUN
                             1995)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7018      Rights in Noncommercial Technical Data and Computer
                             Software - Small Business Innovation Research (SBIR)
                             Program (JUN 1995)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7019      Validation of Asserted Restrictions - Computer Software
                             (JUN 1995)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7030      Technical Data - Withholding of Payment (OCT 1988)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7036      Certification of Technical Data Conformity (MAY 1987)
---------------------------------------------------------------------------------------------
     DFARS 252.227-7037      Validation of Restrictive Markings on Technical Data (NOV
                             1995)
---------------------------------------------------------------------------------------------
     DFARS 252.231-7000      Supplemental Cost Principles (DEC 1991)
---------------------------------------------------------------------------------------------
     DFARS 252.232-7006      Reduction or Suspension of Contract Payments upon
                             Finding of Fraud (AUG 1992)
---------------------------------------------------------------------------------------------
     DFARS 252.235-7002      Animal Welfare (DEC 1991)
---------------------------------------------------------------------------------------------
     DFARS 252.242-7000      Postaward Conference (DEC 1991)
---------------------------------------------------------------------------------------------
     DFARS 252.245-7001      Reports of Government Property (MAY 1994)
---------------------------------------------------------------------------------------------
    xDFARS 252.246-7000      Material Inspection and Receiving Report (DEC 1991)
---------------------------------------------------------------------------------------------
     DFARS 252.251-7000      Ordering from Government Supply Sources (MAY 1995)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 12 of 20

(b)  THE FOLLOWING TWO CLAUSES ARE APPLICABLE TO CONTRACTS EXCEEDING $100,000:

52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

  (a) If the Government receives information that a contractor or a person has engaged in conduct constituting a violation of subsection (a), (b), (c), or (d) of Section 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423) (the Act), as amended by section 4304 of the 1996 National Defense Authorization Act for Fiscal Year 1996 (Pub. L. 104-106), the Government may--

     (1) Cancel the solicitation, if the contract has not yet been awarded or issued; or

     (2) Rescind the contract with respect to which--
           (i) The Contractor or someone acting for the Contractor has been convicted for an offense where the conduct constitutes a violation of subsection 27 (a) or (b) of the Act for the purpose of either--

                 (A) Exchanging the information covered by such subsections for anything of value; or

                 (B) Obtaining or giving anyone a competitive advantage in the award of a Federal agency procurement contract; or

           (ii) The head of the contracting activity has determined, based upon a preponderance of the evidence, that the Contractor or someone acting for the Contractor has engaged in conduct constituting an offense punishable under subsections 27(e)(1) of the Act.

  (b) If the Government rescinds the contract under paragraph (a) of this clause, the Government is entitled to recover, in addition to any penalty prescribed by law, the amount expended under the contract.

  (c) The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law, regulation, or under this contract.

52.203-10  PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

  (a) The Government, at its election, may reduce the price of a fixed-price type contract and the total cost and fee under a cost-type contract by the amount of profit or fee determined as set forth in paragraph (b) of this clause if the head of the contracting activity or designee determines that there was a violation of subsection 27 (a), (b), or (c) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), as implemented in section 3.104 of the Federal Acquisition Regulation.

  (b) The price or fee reduction referred to in paragraph (a) of this clause shall be--

        (1) For cost-plus-fixed-fee contracts, the amount of the fee specified in the contract at the time of award;

        (2) For cost-plus-incentive-fee contracts, the target fee specified in the contract at the time of award, notwithstanding any minimum fee or "fee floor" specified in the contract;


CONTRACT NUMBER: N00014-97-C-0386                                Page 13 of 20

        (3) For cost-plus-award-fee contracts--

               (i) The base fee established in the contract at the time of contract award;

               (ii) If no base fee is specified in the contract, 30 percent of the amount of each award fee otherwise payable to the Contractor for each award fee evaluation period or at each award fee determination point.

        (4) For fixed-price-incentive contracts, the Government may--

               (i) Reduce the contract target price and contract target profit both by an amount equal to the initial target profit specified in the contract award; or

               (ii) If an immediate adjustment to the contract price and contract target profit would have a significant adverse impact on the incentive price revision relationship under the contract, or adversely affect the contract financing provisions, the Contracting Officer may defer such adjustment until establishment of the total final price of the contract. The total final price established in accordance with the incentive price revision provisions of the contract shall be reduced by an amount equal to the initial target profit specified in the contract at the time of contract award and such reduced price shall be the total final contract price.

        (5) For firm-fixed-price contracts, by 10 percent of the initial contract price or a profit amount determined by the Contracting Officer from records or documents in existence prior to the date of the contract award.

  (c) The Government may, at its election, reduce a prime contractor's price or fee in accordance with the procedures of paragraph (b) of this clause for violations of the Act by its subcontractors by an amount not to exceed the amount of profit or fee reflected in the subcontract at the time the subcontract was first definitively priced.

  (d) In addition to the remedies in paragraphs (a) and (c) of this clause, the Government may terminate this contract for default. The rights and remedies of the Government specified herein are not exclusive, and are in addition to any other rights and remedies provided by law or under this contract.

(c)  ADDITIONAL FAR AND DFARS CLAUSES

     This contract incorporates the following checked clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

--------------------------------------------------------------------------------------------------------
         FAR 52.204-02              Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD
                                    Form 254, Contract Security Classification Specification, is
                                    issued to the contractor)
--------------------------------------------------------------------------------------------------------
X        FAR 52.209-06              Protecting the Government's Interest when Subcontracting
                                    with Contractors Debarred, Suspended, or Proposed for
                                    Debarment (JUL 1995) (Applicable to contracts exceeding
                                    $25,000 in value)
--------------------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 14 of 20

--------------------------------------------------------------------------------------------------------
X        FAR 52.215-31              Waiver of Facilities Capital Cost of Money (SEP 1987)
                                    (Applicable if the Contractor did not propose facilities capital cost of money in the offer)
--------------------------------------------------------------------------------------------------------
         FAR 52.217-09              Option to Extend the Term of the Contract (MAR 1989)
                                    (In paragraph (a), insert " ", and in paragraph (c), insert " ").
                                    (Applicable if contract contains line item(s) for option(s)).
                                    (Complete the spaces in parentheses).
--------------------------------------------------------------------------------------------------------
         FAR 52.222-20              Walsh Healy Public Contracts Act (DEC 1996) (Applicable if
                                    the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
--------------------------------------------------------------------------------------------------------
         FAR 52.222-28              Equal Opportunity Preaward Clearance of Subcontracts (APR
                                    1984) (Applicable only when contract action exceeds
                                    $1,000,000 or when any modification increases contract
                                    amount to more than $1,000,000)
--------------------------------------------------------------------------------------------------------
X        FAR 52.223-06              Drug-Free Workplace (JAN 1997) (Applies when contract
                                    action exceeds $100,000 or at any value when the contract is awarded to an individual)
--------------------------------------------------------------------------------------------------------
         FAR 52.227-10              Filing of Patent Applications - Classified Subject Matter (APR
                                    1984) (Applicable if contract is subject to FAR clauses
                                    52.204-02 and either FAR 52.227-11 or FAR 52.227-12)
--------------------------------------------------------------------------------------------------------
X        FAR 52.227-11              Patent Rights - Retention by the Contractor (Short Form)
                                    (JUN 1989) (Applicable if contractor is a small business or nonprofit organization)
--------------------------------------------------------------------------------------------------------
X        FAR 52.232-20              Limitation of Cost (APR 1984) (Application only when contract action is fully funded)
--------------------------------------------------------------------------------------------------------
         FAR 52.232-22              Limitation of Funds (APR 1984) (Applicable only when
                                    contract action is incrementally funded)
--------------------------------------------------------------------------------------------------------
         FAR 52.239-01              Privacy or Security Safeguards (AUG 1996) (Applicable to
                                    contracts for information technology which require security of information technology, and/or are for the design,
                                    development, or operation of a system of records using
                                    commercial information technology services or support
                                    services)
--------------------------------------------------------------------------------------------------------
         DFARS 252.203-7002         Display of DoD Hotline Poster (DEC 1991) (Applicable only
                                    when contract action exceeds $5 million or when any
                                    modification increases contract amount to more than $5
                                    million)
--------------------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 15 of 20

--------------------------------------------------------------------------------------------------------
         DFARS 252.204-7000         Disclosure of Information (DEC 1991) (Applies when
                                    contractor will have access to or generate unclassified
                                    information that may be sensitive and inappropriate for
                                    release to the public)
--------------------------------------------------------------------------------------------------------
X        DFARS 252.205-7000         Provision of Information to Cooperative Agreement Holders
                                    (DEC 1991) (Applicable only when contract action exceeds
                                    $500,000 or when any modification increases total contract amount to more than $500,000)
--------------------------------------------------------------------------------------------------------
         DFARS 252.209-7004         Reporting of Commercial Transactions with the Government
                                    of a Terrorist Country (SEP 1994) (Applicable to contracts in excess of $5,000,000)
--------------------------------------------------------------------------------------------------------
X        DFARS 252.215-7002         Cost Estimating System Requirements (DEC 1991)
                                    (Applicable only to contract actions exceeding $500,000
                                    awarded on the basis of certified cost or pricing data)
--------------------------------------------------------------------------------------------------------
         DFARS 252.223-7004         Drug-Free Work Force (SEP 1988) Applicable (a) if the
                                    contract involves access to classified information; or (b) when the contracting officer determines that the clause is necessary for reasons of national security or for the purpose of
                                    protection the health or safety of those using or affected by the product of, or performance of, the contract
--------------------------------------------------------------------------------------------------------
         DFARS 252.223-7006         Prohibition on Storage and Disposal of Toxic and Hazardous
                                    Materials (APR 1993) (Applicable if work requires, may
                                    require, or permits contractor performance on a DoD
                                    installation)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7001         Buy American Act and Balance of Payments Program (JAN
                                    1994) (Applicable if the contract includes deliverable supplies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7002         Qualifying Country Sources as Subcontractors (DEC 1991)
                                    (Applicable when clause at DFARS 252.225-7001 applies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7008         Supplies to be Accorded Duty-Free Entry (DEC 1991)
                                    (Applicable when clause at DFARS 252.225-7009 applies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7009         Duty Free Entry - Qualifying Country End Products and
                                    Supplies (DEC 1991) (Applicable if contract includes
                                    deliverable supplies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7010         Duty Free Entry - Additional Provisions (DEC 1991)
                                    (Applicable when clause at DFARS 252.225-7009 applies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.225-7016         Restriction on Acquisition of Ball and Roller Bearings (JUN
                                    1997) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)
--------------------------------------------------------------------------------------------------------


CONTRACT NUMBER: N00014-97-C-0386                                 Page 16 of 20

--------------------------------------------------------------------------------------------------------
X        DFARS 252.225-7026         Reporting of Contract Performance Outside the United States
                                    (NOV 1995) (Applicable only when contract action exceeds
                                    $500,000 or when any modification increases contract value to more than $500,000)
--------------------------------------------------------------------------------------------------------
X        DFARS 252.227-7034         Patents - Subcontracts (APR 1984) (Applicable when clause
                                    at FAR 52.227-11 applies)
--------------------------------------------------------------------------------------------------------
X        DFARS 252.227-7039         Patents - Reporting of Subject Inventions (APR 1990)
                                    (Applies when clause at FAR 52.227-11 applies)
--------------------------------------------------------------------------------------------------------
         DFARS 252.249-7001         Notification of Substantial Impact on Employment (DEC 1991)
                                    (Applies to all prime contracts valued at $5 million or more, and to all contracts with subcontracts of $500,000 or more)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

(d)  THE FOLLOWING CLAUSE IS APPLICABLE TO CONTRACT ACTIONS EXCEEDING
$100,000:

 X   DFARS 252.247-7023   Transportation of Supplies by Sea (NOV 1995)
---
     (a)   As used in this clause:

           (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

           (2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and Defense agencies.

           (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

           (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

           (5) "Subcontractor" means a supplier, materialman, distributor or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor or vendor of commercial items or commercial components.

           (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                 (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                 (ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type and description,


CONTRACT NUMBER: N00014-97-C-0386                                 Page 17 of 20

      with parts, subassemblies, accessories and equipment; machine tools;
material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

         (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

    (b) The Contractor shall employ United States-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate U.S.-flag vessels, if the Contractor or a subcontractor believes that --

         (1)  U.S.-flag vessels are not available for timely shipment;
         (2)  The freight charges are inordinately excessive or unreasonable;
or
         (3) Freight charges are higher than charges to private persons for transportation of like goods.

     (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum --

          (1)  Type, weight, and cube of cargo.
          (2)  Required shipping date.
          (3)  Special handling and discharge requirements.
          (4)  Loading and discharge points.
          (5)  Name of shipper and consignee.
          (6)  Prime contract number; and
          (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) of at least two (2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

     (d) The Contractor shall, within thirty (30) days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean-bill-of-lading, which shall contain the following information:

          (1)  Prime contract number;
          (2)  Name of vessel;
          (3)  Vessel flag of registry;
          (4)  Date of loading;
          (5)  Port of loading;
          (6)  Port of final discharge;


CONTRACT NUMBER: N00014-97-C-0386                             Page 18 of 20

          (7)  Description of commodity;
          (8)  Gross weight in pounds and cubic feet if available;
          (9)  Total ocean freight in U.S. dollars; and
          (10) Name of the steamship company.

     (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief:

          (1) No ocean transportation was used in the performance of this contract;
          (2) Ocean transportation was used and only United States-flag vessels were used for all ocean shipments under the contract.

          (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

          (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

            ----------------------------------------------------
                       ITEM             CONTRACT
                    DESCRIPTION        LINE ITEMS      QUANTITY
            ----------------------------------------------------
            Total
            ----------------------------------------------------
            ----------------------------------------------------

     (f) If the final invoice does not include the required representation, the Government will reject it and return it to the Contractor as an improper invoice for the purposes of Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

     (g)  The Contractor shall include this clause, including this paragraph
(g), in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulations.

(e) THE FOLLOWING CLAUSE IS APPLICABLE WHEN THE CONTRACTOR HAS MADE A NEGATIVE RESPONSE TO THE INQUIRY IN THE REPRESENTATION AT DFARS 252.247-7022 AND THE CONTRACT ACTION IS FOR $100,000 OR MORE.

 X   DFARS 252.247-7024    NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
---                        (NOV 1995)

     (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor --


CONTRACT NUMBER: N00014-97-C-0386                              Page 19 of 20

          (1)  Shall notify the Contracting Officer of that fact; and

          (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

     (b)  The Contractor shall include this clause, including this paragraph
(b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder, except (effective May 1, 1996) subcontracts for the acquisition of commercial items or components.


SECTION J - LIST OF ATTACHMENTS

1.  Exhibit A, entitled "Contract Data Requirements List" (DD 1423).

2. Attachment Number 1, entitled "Contract Data Requirements List - Instructions for Distribution", 1 page.

3.  Exhibit B, entitled, "Financial Accounting Data Sheet."


SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

1. The Contractor's Representations and Certifications, dated 22 JUL 1997, are hereby incorporated into this contract by reference.


CONTRACT NUMBER: N00014-97-C-0386                              Page 20 of 20


                              XXXXXXXXXXXXXXX                                                      OMB No. XXXXXXX
                              (2 Data Items)
----------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Washington Headquarters Services Directories for Information Operations and
Reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management and Budget Paperwork
Reduction Project (0704-01XX), Washington, DC  20503.
----------------------------------------------------------------------------------------------------------------------------------
A.  CONTRACT LINE ITEM NO.              B.  EXHIBIT                   C.  CATEGORY
0002                                                   A              TOP  / /          TM  / /        OTHER /x/
----------------------------------------------------------------------------------------------------------------------------------
D.  SYSTEM/ITEM                                   E.  CONTRACT/PR NO.           F.  CONTRACTOR
                                                  N00014-97-C-0386              ORYX TECHNOLOGY CORPORATION
----------------------------------------------------------------------------------------------------------------------------------
1.  DATA ITEM NO.                  2.  TITLE OF DATA ITEM                  3.  SUBTITLE
A001                               Progress Report
----------------------------------------------------------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Document No.)          5.  CONTRACT REFERENCE        6.  REQUIRING OFFICE
                                                       See Section H.1               See Section F.2
----------------------------------------------------------------------------------------------------------------------------------
7.  DD 250 RBQ   9.  DEBT STATEMENT   10.  FREQUENCY   12.  DATE OF FIRST SUBMISSION           14.          DISTRIBUTION
LT*              REQUIRED             as required                                              -----------------------------------
                                                                                                              b. COPIES
----------------------------------------------------------------------------------------------------------------------------------
8.  APP CODE                          11.  AS OF DATE  13.  DATE OF SUBSEQUENT SUBMISSION                               Final
                                              *                                                -----------------------------------
----------------------------------------------------------------------------------------------     ADDRESSEE   Draft  REQ   REPRO
16.  REMARKS                                                                                   -----------------------------------
*    As required by the Program Officer, these reports, submitted periodically for the         See Enclosure
purpose of reporting progress, may be in the form of a letter report, or a technical report.   Number 1
                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------
                                                                                               15.  TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.  DATA ITEM NO.                  2.  TITLE OF DATA ITEM                            3.  SUBTITLE
A002                               Final Report
----------------------------------------------------------------------------------------------------------------------------------
4.  AUTHORITY (Data Acquisition Document No.)          5.  CONTRACT REFERENCE        6.  REQUIRING OFFICE
                                                       See Section H.1               See Section F.2
----------------------------------------------------------------------------------------------------------------------------------
7.  DD 250 RBQ   9.  DEBT STATEMENT   10.  FREQUENCY   12.  DATE OF FIRST SUBMISSION           14.          DISTRIBUTION
DD*              REQUIRED             ONE/R            See Section F                           -----------------------------------
                                                                                                              b. COPIES
----------------------------------------------------------------------------------------------------------------------------------
8.  APP CODE                          11.  AS OF DATE  13.  DATE OF SUBSEQUENT SUBMISSION                               Final
                                      See Section F                                            -----------------------------------
----------------------------------------------------------------------------------------------     ADDRESSEE   Draft  REQ   REPRO
16.  REMARKS                                                                                   -----------------------------------
*    DD250 required only for acceptance by the Program Officer designated in Section F.2.      See Enclosure
Information copies of this report shall be distributed in accordance with Enclosure Number 1.  Number 1
                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------

                                                                                               -----------------------------------
                                                                                               15.  TOTAL
----------------------------------------------------------------------------------------------------------------------------------
G.  PREPARED BY                              H.  DATE            L.  APPROVED BY                              J.  DATE
Wade Wargo / ONR251                          07 AUG 1997         Lambert McCullough / ONR 251 Branch Head     07 AUG 1997
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

D Form 1423-2, JUN 90                                       Previous editions are obsolete                        Page of __ Pages


   Contract Number N00014-97-C-0386

                                                           Attachment Number 1
                                                                   Page 1 of 1

                       CONTRACT DATA REQUIREMENTS LIST
                        INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                            NUMBER OF COPIES
                                                  -------------------------------------
                                                                       UNCLASSIFIED/
                                         DODAAD       UNCLASSIFIED/     LIMITED AND
            ADDRESSEE                     CODE         UNLIMITED        CLASSIFIED
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Program Officer                          N00014            1                 1
---------------------------------------------------------------------------------------
Administrative Contracting Officer*      S0507A            1                 1
---------------------------------------------------------------------------------------
Director, Naval Research Laboratory      N00173            1                 1
ATTN: Code 2627
Washington, D.C. 20375-5326
---------------------------------------------------------------------------------------
Defense Technical Information Center     S47031            2                 2
8725 John J. Kingman Road
STE 0944
Ft. Belvoir, VA 22060-6218
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

DISTRIBUTION OF REPORTS WHICH ARE NOT TECHNICAL REPORTS

The minimum distribution for reports which are not technical reports is as follows:

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                            NUMBER OF COPIES
                                                  -------------------------------------
                                                                       UNCLASSIFIED/
                                         DODAAD       UNCLASSIFIED/     LIMITED AND
            ADDRESSEE                     CODE         UNLIMITED        CLASSIFIED
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Program Officer                          N00014            1                 1
---------------------------------------------------------------------------------------
Administrative Contracting Officer*      S0507A            1                 1
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

*Send only a copy of the transmittal letter to the Administrative Contracting Officer, do not send actual reports to the Administrative Contracting Officer.


CONTRACT NUMBER: N00014-97-C-0386                                 Page 22

                    FINANCIAL ACCOUNTING DATA SHEET - NAVY

                                                                                                                 PAGE 1 OF 1
----------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)                 2. SPMN (CRITICAL)                     3. MOD (CRITICAL)
      N0001-407C0366
----------------------------------------------------------------------------------------------------------------------------
                6. LINE OF ACCOUNTING
                ------------------------------------------------------------------------------------------------------------
                A.         B.                 C.                D.        E.         F.       G.      H.              I.
CLIN/SLIN       ACRN       APPROPRIATION       SUBHEAD          OBJ       PARM       RFM      SA         AAA          IT
               (CRITICAL)   (CRITICAL)        (CRITICAL)        CLA                                   (CRITICAL)
----------------------------------------------------------------------------------------------------------------------------
0001               AA         9770400            WAAK           000        RA         353      0        068342        2D


----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
4. PR NUMBER
     97PR07477-00
------------------------------------------------------------------------------------
6. LINE OF ACCOUNTING               7.
--------------------------------
 J.      K.
 PAA            COST CODE
         -----------------------                         NAVY INTERNAL
          PROJ            PDLI         AMOUNT               USE ONLY
          UNIT    MCC    & SUF       (CRITICAL)           REF DOC/ACRN
------------------------------------------------------------------------------------
000000    16601   000     B010       740,824.00      PR#97PR07477-00 FRC:BB0
-------------------------------------------------


-------------------------------------------------
                      PAGE TOTAL    $740,824.00

                     GRAND TOTAL    $740,824.00
-------------------------------------------------

------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                    COMPTROLLER APPROVAL:
                                                 FOR FISCAL DATA AND SIGNATURE
                                                 BY _______________________FOR
                                                 COMPTROLLER, ONR CONTRACT
DATE:                                            REVIEWED
                                           DATE:
------------------------------------------------------------------------------


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